                                                                   EXHIBIT 10.33

                           WAIVER AND AMENDMENT NO. 5
                                       TO
                                CREDIT AGREEMENT

     THIS WAIVER AND AMENDMENT NO. 5 TO CREDIT AGREEMENT (this "Amendment"), dated as of the 31st day of July, 2009, is by and among BALDWIN TECHNOLOGY COMPANY, INC., a Delaware corporation ("Parent"), BALDWIN GERMANY HOLDING GMBH, a German company ("Newco"), BALDWIN GERMANY GMBH, a German company ("BGG"), BALDWIN OXY-DRY GMBH (formerly known as "OXY-DRY MASCHINEN GMBH"), a German company ("Oxy-Dry GmbH", and, collectively with the Parent, Newco and BGG, the "Borrowers"), the other Credit Parties (as defined in the Guaranty and Collateral Agreement (as defined below)) a party hereto, the Lenders (as defined in the Credit Agreement referred to below) signatory hereto and BANK OF AMERICA, N.A., a national banking association (as successor-by-merger to LASALLE BANK NATIONAL ASSOCIATION), in its capacity as administrative agent (in such capacity, the "Administrative Agent") for the Lenders.

                             PRELIMINARY STATEMENTS

     A. The Borrowers, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of November 21, 2006, as amended by that certain (i) Amendment to Credit Agreement dated as of December 29, 2006, (ii) Waiver, Consent and Amendment No. 2, dated as of April 18, 2007 ("Amendment No. 2"), (iii) Waiver, Consent and Amendment No. 3 to Credit Agreement dated as of January 3, 2008, (iv) Amendment No. 4 to Credit Agreement dated as of February 26, 2008 and (v) Modification and Limited Waiver Agreement dated as of March 31, 2009, as amended and restated as of May 15, 2009 and amended on June 22, 2009 (such Modification and Limited Waiver Agreement, as so amended and restated and as so amended, and as may be further amended, restated, supplemented or otherwise modified from time to time, the "Modification and Limited Waiver");

     B. The term "Credit Agreement" as used in this Amendment shall mean such Credit Agreement as amended as set forth in paragraph A above.

     C. The Guaranty and Collateral Agreement (as defined in the Credit Agreement) was amended pursuant to an Amendment No. 1 to Guaranty and Collateral Agreement, dated as of June 24, 2009 (the "Amendment No. 1 to Guaranty and Collateral Agreement").

     D. The Borrowers, the Administrative Agent and the Lenders party hereto desire to further amend the Credit Agreement, as hereafter set forth, and each of the Borrowers, the Administrative Agent and such Lenders is willing to do so upon the terms and conditions set forth in this Amendment; and

     E. The Borrowers have requested that the Administrative Agent and the Lenders waive the "Specified Events of Default" set forth in the Modification and Limited Waiver, and the Administrative Agent and the Lenders are willing to waive such "Specified Events of Default" upon the terms and conditions set forth in this Amendment.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

     1.01 Capitalized terms used in this Amendment and not defined herein shall have the meanings ascribed to such terms in the Credit Agreement unless otherwise stated herein.

                                   ARTICLE II
                                   AMENDMENTS

     2.01 AMENDMENT TO SECTION 1.1: ADDITION OF NEW DEFINITIONS. Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions (to be inserted in proper alphabetical order):

          Amendment No. 5 means that certain Waiver and Amendment No. 5 to Credit Agreement dated as of July 31, 2009, among Borrowers, the other Credit Parties a party thereto, the Lenders signatory thereto and the Administrative Agent, as amended, restated, supplemented or otherwise modified from time to time.

          Currency Adjusted Net Sales means, with respect to any period, the net sales of the Parent and its Subsidiaries for such period on a consolidated basis. Such Currency Adjusted Net Sales shall, subject to the immediately succeeding sentence, be calculated in accordance with GAAP in a manner consistent with how net sales were calculated in the financial statements delivered pursuant to Sections 10.1.1 and 10.1.2 prior to the Fifth Amendment Effective Date. Notwithstanding the foregoing, (i) sales for June of 2009 made in currencies other than Dollars shall be converted to Dollars using the exchange rates set forth in the projections for June of 2009 previously delivered to the Lenders and (ii) sales made on or after July 1, 2009 in the following currencies shall, for purposes of calculating Currency Adjusted Net Sales, be converted to Dollars using the following respective exchange rates (which exchange rates are referred to herein as the "Specified Assumed Exchange Rates"):

FOREIGN CURRENCY   EXCHANGE RATE (PER DOLLAR)
----------------   --------------------------
       GBP                     0.61
       AUD                     1.36
       JPY                    99.31
       SEK                     7.36

FOREIGN CURRENCY   EXCHANGE RATE (PER DOLLAR)
----------------   --------------------------
       HKD                     7.77
       RMB                     6.84
       EURO                    0.73
       REAL                    2.06
      RUPEE                   46.82
       SING                    1.46
       CHF                     1.12

          Excess Cash Flow means, without duplication, with respect to any applicable Fiscal Year of the Parent and its Subsidiaries, (a) EBITDA with respect to such Fiscal Year minus (b) the consolidated Capital Expenditures of the Parent and its Subsidiaries during such Fiscal Year to the extent such Capital Expenditures are permitted by this Agreement and are not financed with the proceeds of Debt (other than Revolving Loans), minus (c) Interest Expense (whenever accrued) actually paid in cash by the Parent or its Subsidiaries in such Fiscal Year, minus (d) to the extent not deducted in determining such EBITDA, any scheduled permanent principal payments (but excluding for the avoidance of doubt any mandatory prepayments required under Section 6.2.2) actually paid in cash by the Parent or its Subsidiaries in respect of Total Debt (other than the Revolving Loans or other revolving indebtedness) permitted under this Agreement, minus (e) any voluntary prepayments (if any) of the Term Loans made by Newco in such Fiscal Year and any voluntary prepayment of the Revolving Loans made in such Fiscal Year and after the Fifth Amendment Effective Date but only to the extent that the applicable Revolving Commitments are simultaneously and permanently reduced by the amount of such prepayment, minus (f) consolidated income taxes and franchise taxes (to the extent in lieu of income taxes) actually paid in cash by the Parent or its Subsidiaries in such Fiscal Year, plus (in the case of extraordinary items consisting of a gain or income) and minus (in the case of extraordinary items consisting of a loss or expense) (g) the cash component (if any) of any extraordinary item (but excluding, in each case, any extraordinary item covered by clause
     (h) below) in such Fiscal Year, minus (in the case of a gain) and plus (in the case of a loss) (h) any gain or loss from any Asset Disposition in such Fiscal Year, minus (i) any restructuring charges or restructuring expenses paid in cash by the Parent and its Subsidiaries in such Fiscal Year to the extent such charges or expenses are added-back in calculating EBITDA pursuant to clause (vii) of the definition of EBITDA and minus (i) any Fifth Amendment Expenses (as defined in the definition of EBITDA) paid in cash by the Parent and its Subsidiaries in such Fiscal Year and added-back in calculating EBITDA pursuant to clause (x) of the definition of EBITDA.

          Fifth Amendment Effective Date means July 31, 2009.

          Four Fiscal Quarter Computation Period means each period of four consecutive Fiscal Quarters ending on the last day of a Fiscal Quarter.

          German Pledge Agreements means the German Pledge Agreements as defined in the Guaranty and Collateral Agreement.

          Minimum Liquidity and Currency Adjusted Net Sales Certificate means a Minimum Liquidity and Currency Adjusted Net Sales Certificate in substantially the form of Exhibit C.

          Specified Assumed Exchange Rates - see the definition of Currency Adjusted Net Sales.

          Specified Availability Amount means $7,900,000, or such lesser amount (if any) as the Required Lenders may (in their absolute discretion) agree to in writing from time to time.

          Specified Currency Prepayment Amount means, at any time, an amount equal to $25,000,000 less the applicable Specified Availability Amount at such time.

          Technotrans Litigation means any and all claims, counterclaims or other causes of action of the Parent or any of its Subsidiaries against technotrans AG or its Affiliates arising out of or otherwise relating to any patent infringements (or the like).

          Technotrans Litigation Net Proceeds shall mean (i) any recovery (or other receipt of cash proceeds) by the Parent or any of its Subsidiaries from the Technotrans Litigation, whether from any judgment, decision, award, settlement or otherwise less (ii) any and all out-of-pocket costs and expenses, including out-of-pocket attorney fees and disbursements and the out-of-pocket fees and disbursements of other outside experts, paid by the Parent or any of its Subsidiaries in bringing or prosecuting the Technotrans Litigation or in any settlement thereof, or in defending or settling any counterclaims related thereto. If requested by the Administrative Agent, the Parent shall provide reasonable evidence of the amount(s) under clause (i) and/or (ii) of the immediately preceding sentence.

     2.02 AMENDMENT TO SECTION 1.1: AMENDMENT AND RESTATEMENT OF CERTAIN DEFINITIONS. Section 1.1 of the Credit Agreement is hereby amended by amending and restating the following definitions to read in their entireties as follows:

          Applicable Margin means, for any day on or after March 31, 2009, the rate per annum set forth below (it being understood and agreed that the Applicable Margin for (i) LIBOR Loans shall be the percentage set forth under the column "LIBOR Margin", (ii) Base Rate Loans shall be the percentage set forth under the column "Base Rate Margin", (iii) the Non-Use Fee Rate shall be the percentage set forth under the column "Non-Use Fee Rate" and (iv) the L/C Fee Rate shall be the percentage set forth under the column "L/C Fee Rate"):

 LIBOR   BASE RATE    NON-USE   L/C FEE
MARGIN     MARGIN    FEE RATE     RATE
------   ---------   --------   -------
 4.50%     3.00%      0.500%     4.50%

          Bank Product Agreements means those certain cash management service agreements and other agreements or other documents entered into from time to time between any Loan Party and a Lender or its Affiliates or the Administrative Agent in connection with any of the Bank Products.

          Collateral Documents means, collectively, the Guaranty and Collateral Agreement, each Mortgage (if any), each Collateral Access Agreement, the Foreign Pledge Agreements, the German Opco Security Documents (as defined in the Guaranty and Collateral Agreement), each control agreement and any other agreement or instrument pursuant to which at any time the Parent, any Subsidiary or any other Person grants or purports to grant collateral to the Administrative Agent for the benefit of the Lenders or otherwise relates to such collateral.

          EBITDA means, for any period, Consolidated Net Income for such period plus (without duplication), in each case to the extent deducted in determining such Consolidated Net Income in such period, (i) Interest Expense, (ii) income tax expense and franchise tax expense (to the extent in lieu of income tax expense), (iii) depreciation and amortization, (iv) non-cash charges (if any) under FAS No. 142 regarding the impairment of goodwill, (v) other non-cash impairment charges with respect to long-term assets (for the avoidance of doubt there is no "add-back" under this clause
     (v) or any other clause of this definition for any increases in the reserves with respect to inventory or accounts receivable or for any write-off with respect to inventory or accounts receivable), (vi) non-cash write offs of previously capitalized financing costs, (vii) restructuring charges or restructuring expenses (whether cash or non-cash) incurred by the Parent or its Subsidiaries with respect to (a) the closure or consolidation of plants or offices, (b) rent reserves for closed or consolidated plants or offices and (c) severance payments for employees terminated as part of a general downsizing, (viii) establishment or increase in reserves for uninsured litigation claims provided that the aggregate add-back under this clause (viii) shall not exceed $100,000 for such period, (ix) non-cash expenses (if any) resulting from the grant by the Parent of Capital Securities (including options), and (x) non-capitalized one-time out-of-pocket fees (including the Amendment Fee (as defined in Amendment No. 5) and any fees payable pursuant to the Agent Fee Letter in connection with Amendment No. 5) and legal and financial advisor expenses, not to exceed $998,000 in the aggregate for purposes of this clause (x), incurred (in such period) by the Parent and its Subsidiaries in connection with the negotiation, execution and delivery of Amendment No. 5 and any documents prepared and delivered in connection therewith or any term sheet relating thereto (such one-time fees and expenses, the "Fifth Amendment Expenses"), all on a consolidated basis of the Parent and its Subsidiaries.

          Fixed Charge Coverage Ratio means, for any Four Fiscal Quarter Computation Period, the ratio of (a) the total for such Four Fiscal Quarter Computation Period of EBITDA minus the sum of (i) income taxes (and franchise taxes in lieu of income taxes) paid, or required to be paid, in cash by the Parent and its Subsidiaries in such Four Fiscal Quarter Computation Period plus (ii) all Capital Expenditures of the Parent and its Subsidiaries for such Four Fiscal Quarter Computation Period to the extent not financed (it being agreed that Capital Expenditures paid with the proceeds of Revolving Loans shall not be considered financed for such purposes) to (b) the sum for such Four Fiscal Quarter Computation Period of
     (i) Interest Expense with respect to such Four Fiscal Quarter Computation Period plus (ii) all payments of principal of Debt (including the Term Loans but excluding payments required under Section 6.2.2 and also excluding required payments of the Revolving Loans) required to be paid by the Parent or its Subsidiaries in such Four Fiscal Quarter Computation Period plus (iii) any Rabbi Trust Permitted Payments made in such Four Fiscal Quarter Computation Period.

          Foreign Pledge Agreements shall mean (i) the German Pledge Agreements,
     (ii) the Pledge Agreement between BEC BV and the Administrative Agent, pledging the shares of Baldwin Jimek AB, (iii) the respective Share Pledge Agreements, as supplemented and modified by any Undertaking and Acknowledgement(s) if applicable, and any other share pledge modifications, agreements, undertakings and acknowledgments pledging the shares of BEC BV and Baldwin Graphic Equipment B.V. in favor of the Administrative Agent at any time entered into (collectively, the "Netherlands Pledge Agreements"), and (iv) the Stock Pledge Agreement pledging the shares of Japan-Baldwin Ltd. in favor of the Administrative Agent.

          German Revolving Commitment or German Revolving Loan Commitment means, with respect to a Permanent Lender at the applicable time, the commitment of such Permanent Lender to make German Revolving Loans. The initial amount (in Dollars) of the respective German Revolving Commitment of each initial Permanent Lender that has made such a commitment is set forth in Annex A hereto; and, as of the Fifth Amendment Effective Date, the amount (in Dollars) of the respective German Revolving Commitment of each Permanent Lender that has made such a commitment is also set forth in Annex A hereto. The German Revolving Commitment of each Permanent Lender may be reduced pursuant to Section 6. The German Revolving Commitment(s) of the applicable assigning and assignee Permanent Lender shall be adjusted to give effect to any assignments of a German Revolving Commitment(s) pursuant to Section 15.6.1.

          German Revolving Commitments or the German Revolving Loan Commitments means, collectively, the aggregate amount, at the applicable time, of all German Revolving Commitments of all Permanent Lenders. The initial aggregate amount of the German Revolving Commitments shall be $15,000,000 and, as of the Fifth Amendment Effective Date, the aggregate amount of the German Revolving Commitments shall be $5,000,000.

          Loan Documents means this Agreement, the Notes, the Letters of Credit, the Master Letter of Credit Agreement, the L/C Applications, the Agent Fee Letter, the Collateral Documents, any applicable subordination agreements (if any), and all documents, instruments and agreements at any time delivered in connection with the foregoing.

          Obligations means all obligations (monetary (including post-petition interest, allowed or not) or otherwise) of any Loan Party under this Agreement and any other Loan Document including Attorney Costs and any reimbursement obligations of each Loan Party in respect of Letters of Credit (including those to the Issuing Lender or any other applicable Person) and surety bonds, all Hedging Obligations of any Loan Party permitted hereunder which are owed to any Lender or its Affiliate or the Administrative Agent (whether or not such Lender or the Person acting as Administrative Agent subsequently is no longer a party to this Agreement), and all Bank Product Obligations, all in each case howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due.

          Parent Revolving Commitment or Parent Revolving Loan Commitment means, with respect to a Permanent Lender at the applicable time, the commitment of such Permanent Lender to make Parent Revolving Loans. The initial amount (in Dollars) of the respective Parent Revolving Commitment of each initial Permanent Lender that made such a commitment is set forth in Annex A hereto; and, as of the Fifth Amendment Effective Date, the amount (in Dollars) of the respective Parent Revolving Commitment of each Permanent Lender that has made such a commitment is also set forth in Annex A hereto. The Parent Revolving Commitment of each Permanent Lender may be reduced pursuant to Section 6. The Parent Revolving Commitment(s) of the applicable assigning and assignee Permanent Lender shall be adjusted to give effect to any assignments of a Parent Revolving Commitment pursuant to Section 15.6.1.

          Rabbi Trust Existing Contributions means cash contributions made by the Parent to the Rabbi Trust prior to the Closing Date and aggregating no more than $1,250,000.

          Rabbi Trust Permitted Payments shall mean the following contributions to the Rabbi Trust made after the Closing Date: (a) cash contributions made prior to

     January 1, 2009 in compliance with the terms and provisions of this Agreement (as it existed at the time of such contributions) and (b) upon the occurrence of a Potential Change of Control (as defined in the Rabbi Trust Agreement as constituted on November 21, 2006) the Parent shall be permitted to make those contributions required to be made (as a result of the Potential Change of Control) under the Rabbi Trust Agreement (as constituted on November 21, 2006).

          Required Lenders means Permanent Lenders whose Pro Rata Shares are equal (in the aggregate) to at least 66 2/3% as determined pursuant to clause (d) of the definition of "Pro Rata Share".

          Specified Permitted Redemption means (i) the $1,721,000 of redemptions consummated by the Parent prior to February 26, 2008 pursuant to the Announced 1999 Stock Repurchase Program (as defined below) and (ii) redemptions (if any) by the Parent, on or after February 26, 2008 and prior to January 1, 2009, of shares of the Parent's Class A Common Stock in compliance with the terms and provisions of this Agreement (as it existed at the time of such redemption). The "Announced 1999 Stock Repurchase Program" means the stock repurchase program announced by the Parent on November 3, 1999 pursuant to which program the Parent was authorized (pursuant to prior resolutions adopted by the Parent's Board of Directors) to utilize up to $5,000,000 to repurchase its Class A Common Stock. Borrowers acknowledge and agree that no Specified Permitted Redemptions are permitted to be made after January 1, 2009.

          Total Debt to EBITDA Ratio means, as of the last day of any Fiscal Quarter, the ratio of (a) Total Debt as of such day to (b) EBITDA for the Four Fiscal Quarter Computation Period ending on such day.

     2.03 AMENDMENT TO SECTION 1.1: AMENDMENT OF INTEREST PERIOD DEFINITION.
Section 1.1 of the Credit Agreement is hereby amended by amending the definition "Interest Period" as follows:

          The definition of "Interest Period" in Section 1.1 of the Credit Agreement is hereby amended by deleting "one, two, three or six months thereafter as selected" where it appears therein, and inserting, in lieu thereof, "(i) prior to the Fifth Amendment Effective Date, one
          (1), two (2), three (3) or six (6) months thereafter and (ii) on or after the Fifth Amendment Effective Date, one (1) month thereafter (unless additional periods are otherwise consented to as Interest Periods by the Required Lenders in their sole discretion), as selected (to the extent available)".

     2.04 AMENDMENT TO SECTION 1.1: AMENDMENT TO DEFINITION OF CHANGE OF CONTROL. The definition of Change of Control in Section 1.1 of the Credit Agreement is hereby amended by deleting the phrase "any Change of Control as defined in the Rabbi Trust Agreement" and inserting in lieu thereof the phrase "any Change of Control or Potential Change of Control as those terms are respectively defined in the Rabbi Trust Agreement".

     2.05 AMENDMENT TO SECTION 1.1: DELETION OF DEFINITIONS. Section 1.1 of the Credit Agreement is hereby amended by deleting the definition "Computation Period".

     2.06 AMENDMENT TO SECTION 2.1.2. Section 2.1.2 of the Credit Agreement is hereby amended by deleting the last sentence thereof and substituting in lieu thereof the following:

     The Parent Revolving Loans may (i) before the Fifth Amendment Effective Date, be borrowed in Dollars or Euros and (ii) on or after the Fifth Amendment Effective Date, only be borrowed in Dollars. In addition to (and not in impairment of) any other limitation on the borrowing of the Parent Revolving Loans contained in this Agreement, the Parent agrees to also comply with the limitations set forth in Section 11.14.6(b).

     2.07 AMENDMENT TO SECTION 2.1.3. Section 2.1.3 of the Credit Agreement is hereby amended as follows:

     (a) by amending and restating clause (ii) of the first sentence thereof to read in its entirety as follows:

          (ii)(a) after the Initial German Revolving Loan, only the German Opcos shall be permitted to borrow German Revolving Loans and (b) on or after March 31, 2009, only BGG shall be permitted to borrow German Revolving Loans,

and

     (b) by adding the following sentence to the end thereof:

          In addition to (and not in impairment of) any other limitation on the borrowing of German Revolving Loans contained in this Agreement, BGG agrees to also comply with the limitations set forth in Section 11.14.6(b).

     2.08 AMENDMENT TO SECTION 2.1.5. Section 2.1.5 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          2.1.5 L/C Commitments. Subject to Section 2.3.1, the Issuing Lender agrees to issue letters of credit, in each case containing such terms and conditions as are permitted by this Agreement and are reasonably satisfactory to the Issuing Lender (each, a "Letter of Credit"), at the request of and for the account of the Parent or a German Opco (except that on or after the Fifth Amendment Effective Date Oxy-Dry GmbH may not request or have issued on its account a Letter of Credit), as the case may be, from time to time before the scheduled Termination Date and, as more fully set forth in Section 2.3.2, each Permanent Lender with a Parent Revolving Commitment agrees to purchase a participation in each Parent Letter of Credit (and such obligation to so purchase shall not be impaired by any termination of the Parent Revolving Commitments) and each Permanent Lender with a German Revolving Commitment agrees to purchase a participation in each German Letter of Credit (and such obligation to so purchase shall not be impaired by any termination of the German Revolving Commitments); provided that, the Issuing Lender shall have no obligation to issue or increase any Letter of Credit

     (and the applicable Borrower shall have no right to request such issuance or increase), unless (among other conditions precedent) (i) the aggregate Dollar Equivalent (as of the most recent Revaluation Date) of the Parent Stated Amounts and the German Stated Amounts shall not exceed $6,000,000,
     (ii) the Dollar Equivalent (as of the most recent Revaluation Date) of all Parent Revolving Outstandings shall not exceed the Parent Revolving Loan Commitments (in Dollars), (iii) the Dollar Equivalent (as of the most recent Revaluation Date) of all German Revolving Outstandings shall not exceed the German Revolving Loan Commitments (in Dollars), and (iv) the Dollar Equivalent (as of the most recent Revaluation Date) of Revolving Outstandings shall not exceed the Revolving Commitments (in Dollars). In addition to (and not in impairment of) any other limitations under the Agreement with respect to the issuance (or increase) of any Letter of Credit, (i) the Borrowers agree to also comply with the applicable limitations set forth in Section 11.14.6(b) or (ii) if any Lender (other than the Issuing Lender) has failed to make a required Loan hereunder or has failed to make any required payment to the Administrative Agent or the Issuing Lender or otherwise failed to make a required payment hereunder the Issuing Lender shall not be required to issue (or increase) any Letter of Credit. The Letters of Credit shall include the Initial Letters of Credit. The Initial Letters of Credit (to the extent issued) shall be part of the Parent Letters of Credit (and the Master Letter of Credit Agreement executed by the Parent shall cover, among other things, the Initial Letters of Credit (to the extent issued) as well as any other Parent Letters of Credit). The Parent Letters of Credit may only (i) before the Fifth Amendment Effective Date, be issued in Dollars or Euros and (ii) on or after the Fifth Amendment Effective Date be issued in Dollars. The German Letters of Credit may only be issued in Dollars or Euros.

     2.09 AMENDMENT TO SECTION 2.3.1. Section 2.3.1 of the Credit Agreement is hereby amended by adding to the end thereof the following sentence: "It is hereby acknowledged and agreed that failure by Parent or any German Opco to execute a Master Letter of Credit Agreement shall not limit or otherwise impair the obligations of the Borrowers, any Subsidiary thereof or any other party under this Agreement or any other Loan Document with respect to any Letter of Credit."

     2.10 AMENDMENT TO SECTION 5.1. Section 5.1 of the Credit Agreement is hereby amended by adding the following sentence immediately after the third sentence of Section 5.1 and immediately before the fourth sentence of Section 5.1:

          (For the avoidance of doubt, Borrowers acknowledge and agree that the limitations on borrowings set forth in Section 11.14.6 shall not, and shall not be interpreted to, limit the non-use fees payable under this
          Section 5.1.)

     2.11 AMENDMENT TO SECTION 6.2.2. Section 6.2.2 of the Credit Agreement is hereby amended as follows:

          (a) by adding the following new clauses (iv) and (v) to paragraph (a) therein as follows:

               (iv) Within three (3) Business Days of the receipt by the Parent or any Subsidiary of the Parent of any Technotrans Litigation Net Proceeds, in an amount equal to 100% of such Technotrans Litigation Net Proceeds.

               (v) On or before October 10, 2010, in an amount equal to fifty percent (50%) of the Excess Cash Flow for the Fiscal Year ending June 30, 2010.

and

          (b) by adding the following to the end of paragraph (b) of such
     Section 6.2.2:

               In addition to, and not in limitation of, any other mandatory prepayment provisions set forth in this Agreement, if at any time (as of the most recent Revaluation Date) the Dollar Equivalent of all Revolving Outstandings at any time in the period from (and including) the Fifth Amendment Effective Date to (and including) November 16, 2010 exceeds 105% of the Specified Currency Prepayment Amount, the Parent shall immediately cause the prepayment of the Revolving Loans and Cash Collateralization of the outstanding Letters of Credit, or do a combination of the foregoing (provided, that if so instructed by the Administrative Agent, prepayments shall be made to eliminate the excess before any Cash Collateralization), in an amount sufficient to eliminate such excess. Nothing contained in this Section 6.2.2(b) shall, or shall be interpreted to, impair any limitation contained in this Agreement on the borrowing of Revolving Loans or the issuance or increase of any Letters of Credit. Notwithstanding anything contained in Section 6.2.2(d) to the contrary, the Parent shall not have the option provided for in Section 6.2.2(d) with respect to a prepayment required under the third sentence of this Section 6.2.2(b) unless the Administrative Agent in its absolute discretion permits the Parent to use such option.

     2.12 AMENDMENT TO SECTION 9.4. Section 9.4 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          9.4 Financial Condition.

          The audited consolidated financial statements of the Parent and its Subsidiaries as at (and for the Fiscal Years ended) June 30, 2007 and June 30, 2008, and the unaudited consolidated financial statements of the Parent and its Subsidiaries as at (and for the nine months ended) March 31, 2009, copies of each of which have been delivered to the Administrative Agent and each Lender, were prepared in accordance with GAAP (subject, in the case of such unaudited statements, to the absence of footnotes and to normal year-end adjustments) and present fairly, in all material respects, the consolidated financial condition of the Parent and its

          Subsidiaries as at such dates and the results of their operations and cash flows for the periods then ended.

     2.13 AMENDMENT TO SECTION 9.5. Section 9.5 of the Credit Agreement is hereby amended by deleting the date "September 30, 2006" and inserting the date "March 31, 2009".

     2.14 AMENDMENT TO SECTION 9.26. Section 9.26 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          9.26 Certain Rabbi Trust Payments. To the best knowledge of the Parent, as of the Fifth Amendment Effective Date the amount of aggregate remaining cash contributions necessary to fully fund the projected liabilities under the Plans (as defined in the Rabbi Trust Agreement) would not exceed $3,700,000.

     2.15 AMENDMENT TO SECTION 10.1.3. Section 10.1.3 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          10.1.3 Compliance Certificates. Contemporaneously with the furnishing of a copy of each annual audit report pursuant to Section 10.1.1 and each set of quarterly statements pursuant to Section 10.1.2, an accompanying duly completed Compliance Certificate, with appropriate insertions and signed by a Senior Officer of the Parent, containing
          (i) a computation of all applicable financial covenants and restrictions set forth in Section 11.14 (except for the Currency Adjusted Net Sales financial covenant under Section 11.14.4 and the minimum liquidity financial covenant under Section 11.14.6, it being agreed that Section 10.1.6(a) shall cover the certifications as to the calculation of such financial covenants), (ii) a statement that such officer has not become aware of any Event of Default or Unmatured Event of Default that has occurred and is continuing or, if there is any such event, describing it and the steps, if any, being taken to cure it, and (iii) a written statement of the Parent's management setting forth a discussion of the financial condition, changes in financial condition and results of operations of the Parent and its Subsidiaries. In addition, to, and not in limitation of, any obligations under the immediately preceding sentence, the Compliance Certificate delivered in connection with quarterly statements (A) for each of the first three Fiscal Quarters of the Fiscal Year ending June 30, 2010 shall also contain a separate computation of the Capital Expenditures for such Fiscal Quarter and for the elapsed portion of such Fiscal Year ending with such Fiscal Quarter and (B) for the Fiscal Quarter ending September 30, 2010 shall also contain a separate computation of EBITDA for such Fiscal Quarter.

     2.16 AMENDMENT TO SECTION 10.1.6. Section 10.1.6 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

     10.1.6 Certain Additional Deliverables.

          (a) Within 30 days after the end of each month (commencing with the month of July of 2009 and ending (in the case of clauses (i) and (ii) below) with the month of September of 2010 and ending (in the case of clause (iii) below) with the month of November of 2010), a duly completed Minimum Liquidity and Currency Adjusted Net Sales Certificate, with appropriate insertions and signed by a Senior Officer of the Parent (i) attaching (and certifying as to) a report (in detail reasonably satisfactory to the Administrative Agent including a breakdown of actual consolidated net sales of the Parent and its Subsidiaries by currency and comparing such actual net sales to "budgeted" net sales and showing (for all sales made on or after July 1, 2009) the conversion of net sales in all applicable foreign currencies using the Specified Assumed Exchange Rates (and showing for sales for June of 2009 the applicable exchange rates referred to in the definition of Currency Adjusted Net Sales for such sales) in order to obtain the applicable Currency Adjusted Net Sales) of the Currency Adjusted Net Sales for such month and for the Currency Adjusted Net Sales for the consecutive three (3) month period ending with such month, (ii) certifying as to whether or not the applicable Currency Adjusted Net Sales financial covenant in Section 11.14.4 for the three
          (3) months ending on such date has been satisfied and (iii) certifying (in detail reasonably satisfactory to the Administrative Agent) as to whether or not the minimum liquidity financial covenant set forth in
          Section 11.14.6 and any prepayment requirements under the third sentence of Section 6.2.2(b) have each been satisfied;

          (b) Within 15 days after the end of each month (commencing with the month of July of 2009), a so-called "flash report" (in the same form as flash reports delivered to the Administrative Agent and Lenders prior to the Fifth Amendment Effective Date with such adjustments thereto as may reasonably be required by the Administrative Agent) showing the preliminary Currency Adjusted Net Sales figures for such month;

          (c) On a bi-weekly basis, rolling updated 13-week cash flow forecasts for the Parent and its Subsidiaries and accompanying "forecasting accuracy" schedule (such forecasts and schedule to be in the same format as the 13-week cash flow forecasts and forecasting accuracy schedules delivered to the Administrative Agent and the Lenders prior to the Fifth Amendment Effective Date); and

          (d) At the earlier of (i) the making of any mandatory prepayment pursuant to Section 6.2.2(a)(v) or (ii) October 10, 2010, a certificate (signed by a Senior Officer of the Parent) setting forth (in detail reasonably satisfactory to the Administrative Agent) the Excess Cash Flow for the Fiscal Year ending June 30, 2010.

     2.17 AMENDMENT TO SECTION 10.1.8. Section 10.1.8 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          10.1.8 Projections. As soon as practicable, and in any event (i) for the Fiscal Year commencing July 1, 2010, no later than June 15, 2010, and (ii) for any Fiscal Year other than the Fiscal Year commencing July 1, 2010, no later than the last Business Day of the first month of such Fiscal Year, financial projections for the Parent and its Subsidiaries for such Fiscal Year (including quarterly operating and cash flow budgets) prepared in a manner consistent with the projections delivered by the Parent to the Lenders prior to the Fifth Amendment Effective Date, or otherwise in a manner reasonably satisfactory to the Administrative Agent, accompanied by a certificate of a Senior Officer of the Parent on behalf of the Parent to the effect that (a) such projections were prepared by the Parent in good faith, (b) the Parent believes the assumptions contained in such projections are reasonable and (c) such projections have been prepared in accordance with such assumptions.

     2.18 AMENDMENT TO SECTION 10.2. Section 10.2 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          Keep, and cause each Subsidiary of the Parent to keep, its books and records in accordance with sound business practices sufficient to allow the preparation of financial statements in accordance with GAAP; permit, and cause each Subsidiary of the Parent to permit, any Lender or the Administrative Agent or any representative thereof, during reasonable business hours and upon reasonable notice (provided that no notice need be given during the existence of an Event of Default), to inspect the properties and operations of the Parent or any of its Subsidiaries and permit, and cause each Subsidiary of the Parent to permit, at any reasonable time and with reasonable notice (or at any time without notice if an Event of Default exists), any Lender or the Administrative Agent or any representative thereof to visit any or all of its offices, to discuss its financial matters with its officers and its independent auditors (and the Borrowers hereby authorize such independent auditors to discuss such financial matters with any Lender or the Administrative Agent or any representative thereof), and to examine (and, at the expense of the Borrowers, photocopy extracts from) any of its books or other records; and permit, and cause each Subsidiary of the Parent to permit, the Administrative Agent and its representatives during reasonable business hours and upon reasonable notice (provided, that no notice need be given during the existence of an Event of Default), to inspect the Inventory and other tangible assets of the Parent and its Subsidiaries, and to inspect, audit, check and make copies of and extracts from the books, records, computer data, computer programs, journals, orders, receipts, correspondence and other data relating to Inventory, Accounts and other assets or the operations of the Parent and its Subsidiaries. All such inspections or audits by the Administrative Agent shall be at the Parent's expense. If any Event of Default exists or if any Borrower requests any modification of the Loan Documents, the Administrative Agent (or its legal counsel) may, in addition to any other rights and remedies provided for herein, retain an outside financial advisor with respect to any matters relating to the Parent or its Subsidiaries (and/or the Loan Documents), and the Parent shall pay the reasonable fees (and disbursements) of such advisor.

     2.19 AMENDMENT TO SECTION 10.6. Section 10.6 of the Credit Agreement is hereby amended by adding to the end thereof the following sentence: "In addition to (and not in impairment of) any other limitations set forth herein, no Revolving Loans proceeds shall be used to fund any Rabbi Trust Permitted Payments made after January 1, 2009."

     2.20 AMENDMENT TO SECTION 10.9. Section 10.9 of the Credit Agreement is hereby amended by adding the following sentence to the end thereof: "Upon receipt by the applicable Borrower(s) of an affidavit and indemnity agreement in customary form from an authorized representative of any Lender stating the circumstances of the loss, theft, destruction or mutilation of any Note (and in the case of any such mutilation, on surrender and cancellation of such Note) and providing for customary indemnification resulting from the loss of such Note, the applicable Borrower(s) will promptly execute and deliver, in substitution for same, a new Note of like tenor."

     2.21 AMENDMENT TO SECTION 10.10. Section 10.10 of the Credit Agreement is hereby amended by adding to the end thereof, but before the period, the following parenthetical phrase: "(the German Borrowers shall also comply with any provisions in the "German Opco Security Documents" (as defined in the Guaranty and Collateral Agreement) with respect to deposit accounts)".

     2.22 AMENDMENT TO SECTION 11.1. Section 11.1 of the Credit Agreement is hereby amended by:

          (a) deleting the amount "$2,500,000" in Section 11.1(b) and inserting in lieu thereof the amount $1,000,000".

          (b) amending Section 11.1(d) by inserting the following phrase at the end thereof immediately after the phrase "that is also not a Material Subsidiary;":

               "provided, further, that in addition to (and not in limitation of) any of the other restrictions set forth above or otherwise contained in this Agreement (x) any Debt incurred under the preceding clauses (ii) or (iii) on or after March 31, 2009 must be incurred in the ordinary course of business of the Parent and its Subsidiaries and be consistent with the practices of the Parent and its Subsidiaries prior to March 31, 2009 and (y) Baldwin-Japan, Ltd. shall not be permitted to incur (i.e. become liable under) any Debt under this Section 11.1(d) on or after March 31, 2009;"

          (c) amending and restating Section 11.1(f) to read in its entirety as follows:

                    (f) Debt consisting of reimbursement obligations with
               respect to bank guaranties issued by one or more Swedish banks in the ordinary course of business and securing the performance obligations (under contracts entered into in the ordinary course of business) of Baldwin Jimek AB; provided, that (i) such reimbursement obligations are secured only by the Swedish Letter of Credit (as defined in Amendment No. 5) and (ii) the aggregate sum of (A) the aggregate outstanding amounts of such bank guaranties and (B) the aggregate sum of any outstanding reimbursement obligations with respect any amounts drawn on such bank guaranties shall not exceed, at any one time outstanding, 15,000,000 Swedish Krona;

          and

          (d) amending and restating Section 11.1(i) to read in its entirety as follows:

                    (i) reimbursement obligations with respect to bank
               guaranties issued by one or more German banks in the ordinary course of business and securing the performance obligations (under contracts entered into in the ordinary course of business) of the German Opcos and, if applicable, any other European Foreign Subsidiary (including the Existing German Bank Guaranty Obligations as defined in Section 7.03 of Amendment No. 5) provided, that (i) such reimbursement obligations are either unsecured or secured only by the pledge of cash deposits (held with the bank(s) issuing such bank guaranties) in an aggregate amount no greater than the then outstanding amount of such bank guaranties (limited as provided in clause (ii) below) that such pledged cash deposits secure and (ii) the aggregate sum of (A) the aggregate outstanding amounts of such bank guaranties and (B) the aggregate sum of any outstanding reimbursement obligations with respect any amounts drawn on such bank guaranties shall not exceed, at any one time outstanding, the Dollar Equivalent of $1,000,000;

     2.23 AMENDMENT TO SECTION 11.2. Section 11.2(b) of the Credit Agreement is hereby amended by adding to the end thereof the following phrase immediately after the phrase "adequate reserves;": "and the pledges of cash deposits referred to in subclause (a) of Section 11.1(i) as limited by subclause (b) of
Section 11.1(i);".

     2.24 AMENDMENT TO SECTION 11.4. Section 11.4 of the Credit Agreement is hereby amended by (a) inserting at the end of clause (iii) thereof immediately before ", and" the phrase "may be made" and (b) deleting the phrase "distributions by" in clause (iv) thereof and inserting in lieu thereof the phrase "distributions may be made by".

     2.25 AMENDMENT TO SECTION 11.5. Section 11.5 of the Credit Agreement is hereby amended by (a) amending and restating clause (v) thereof to read in its entirety as follows: "(v) [Reserved];", (b) deleting the phrase "the sale of" in clause (vi) thereof and inserting in lieu thereof the phrase "the sale, prior to March 31, 2009, of" and (c) deleting the phrase "any Acquisition" in clause
(vii) thereof and inserting in lieu thereof the phrase "any Acquisition, consummated prior to March 31, 2009,". The Borrowers acknowledge and agree that as a result of the modification of clause (v) of Section 11.5 of the Credit Agreement set forth above (1) the sale of Oxy-Dry Food Blends, Inc. is not permitted (unless such sale is hereafter consented to in writing by the Required Lenders in their absolute discretion) and (2) the parenthetical phrase "(subject to clause (v) of Section 11.5)" contained in Section 6.2.2(a)(i) of the Credit Agreement is no longer applicable.

     2.26 AMENDMENT TO SECTION 11.11. Section 11.11 of the Credit Agreement is hereby amended by:

          (a) Amending Section 11.11(a) by inserting the following phrase at the end thereof immediately after the phrase "of this Section 11.11(a);":
          "provided, further, that in addition to (and not in limitation of) any of the other restrictions set forth above in this Section 11.11(a) or otherwise contained in this Agreement (1) the contributions made under the preceding clauses (ii) and (iii) of this Section 11.11(a) on or after March 31, 2009 must be incurred in the ordinary course of business of the Parent and its Subsidiaries and consistent with the practices of the Parent and its Subsidiaries prior to March 31, 2009 and (2) no capital contributions may be made to Baldwin-Japan, Ltd. on or after March 31, 2009;";

     and

          (b) Deleting the phrase "other Investments not consisting of" in clause (j) thereof and inserting in lieu thereof the phrase "other Investments consummated prior to March 31, 2009 and not consisting of".

     2.27 AMENDMENT TO SECTION 11.14. Section 11.14 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          11.14 Financial Covenants.

          11.14.1 EBITDA. Not Permit EBITDA for the following periods to be less than the following respective amounts of minimum EBITDA set forth below for such period:

                  PERIOD                     MINIMUM EBITDA
------------------------------------------   --------------
The two consecutive Fiscal Quarters ending     $1,100,000
December 31, 2009

                  PERIOD                     MINIMUM EBITDA
-------------------------------------------  --------------

The three consecutive Fiscal Quarters
   ending March 31, 2010                        $2,300,000
The four consecutive Fiscal Quarters ending
   June 30, 2010                                $4,100,000
Each Four Fiscal Quarter Computation Period
   ending on or after September 30, 2010       $12,000,000

          11.14.2 Fixed Charge Coverage Ratio. Not permit the Fixed Charge Coverage Ratio for any Four Fiscal Quarter Computation Period, commencing with the Four Fiscal Quarter Computation Period ending September 30, 2010, to be less than 1.25 to 1.0

          11.14.3 Total Debt to EBITDA Ratio. Not permit the Total Debt to EBITDA Ratio as of the last day of any Four Fiscal Quarter Computation Period, commencing with the Four Fiscal Quarter Computation Period ending September 30, 2010, to exceed 3.00 to 1.0.

          11.14.4 Currency Adjusted Net Sales. Not permit Currency Adjusted Net Sales for the following consecutive three-month periods to be less than the following respective amounts set forth below for such three-month period:

                         Minimum Currency
                        Adjusted Net Sales
  Consecutive Three     for the Applicable
    Months Ending             Period
---------------------   ------------------
 July 31, 2009            $35,152,500
 August 31, 2009          $33,100,500
 September 30, 2009       $33,525,500
 October 31, 2009         $38,165,100
 November 30, 2009        $38,687,300
 December 31, 2009        $36,116,300
 January 31, 2010         $33,658,800
 February 28, 2010        $33,890,400
 March 31, 2010           $37,709,300
 April 30, 2010           $40,563,300
 May 31, 2010             $40,080,000
 June 30, 2010            $40,612,800
 July 31, 2010            $37,000,000
 August 31, 2010          $36,300,000
 September 30, 2010       $35,100,000

          11.14.5 Capital Expenditures. Not permit Capital Expenditures of the Parent and its Subsidiaries on a consolidated basis for the Fiscal Year ending June 30, 2010 to exceed $1,000,000.

          11.14.6 Minimum Liquidity.

          (a) Not permit the Dollar Equivalent of the consolidated cash and Cash Equivalent Investments of the Parent and its Domestic Subsidiaries and the European Foreign Subsidiaries of the Parent, in each case unrestricted and without any Liens thereon except in favor of the Administrative Agent and maintained in a deposit account (or money market type account linked to a deposit account), to at any time on or after the Fifth Amendment Effective Date to (and including) November 16, 2010 be less than $300,000; and

          (b) Neither the Parent nor BGG shall, on or after the Fifth Amendment Effective Date to (and including) November 16, 2010 (i) make any borrowing of a Revolving Loan or request the issuance of or increase in any Letter of Credit if immediately after such borrowing, issuance or increase, as the case may be, the sum of (i) the Dollar Equivalent of all Revolving Outstandings plus (ii) the then applicable Specified Availability Amount exceeds $25,000,000. Nothing contained in this
          Section 11.14.6(b) shall, or shall be interpreted to, impair any other limitation contained in this Agreement with respect to the borrowing of Revolving Loans or the issuance or increase of any Letters of Credit.

     2.28 AMENDMENT TO SECTION 11.17. Section 11.17 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          11.17 PAYMENTS ON THE RABBI TRUST; AMENDMENT TO ELIMINATE INSURANCE POLICIES FROM RABBI TRUST. Not, and not permit any Subsidiary to, make any payment, contribution or other transfer of monies or other properties to the Rabbi Trust other than (i) the Rabbi Trust Existing Contributions and (ii) the Rabbi Trust Permitted Payments. The Parent shall cause an amendment to the Rabbi Trust Agreement eliminating the obligation of the Parent (or any Subsidiary of the Parent) to deliver the Insurance Policies (as defined in the Rabbi Trust Agreement prior to such amendment) and otherwise removing references to such Policies and the obligations with respect thereto to be executed and delivered no later than September 30, 2009, such amendment to be in form and substance reasonably satisfactory to the Administrative Agent.

     2.29 AMENDMENT TO SECTION 13.1.5. Section 13.1.5 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          13.1.5. Non-Compliance with Loan Documents. (a) Failure by any Loan Party to comply with or to perform any covenant set forth in Sections 10.1.5, 10.1.6(d), 10.3(b) (unless such failure with respect to Section 10.3(b) is of a non-material nature in which case such failure shall be covered by clause (d) below), 10.5 or 10.6 or Section 11; (b) failure of any Loan Party to comply with any provisions of the Agent Fee Letter (and not constituting an Event of Default under any other provision of this Section 13 above) and the continuance of such failure described in this clause (b) for 20 days after the earlier to occur of (i) any Lender or the Administrative Agent providing notice of such failure or (ii) any Senior Officer of the Parent or any of its Subsidiaries becoming aware of such failure; (c) failure by any Loan Party to comply with or to perform any covenant set forth in Sections 10.1.1, 10.1.2, 10.1.3, 10.1.4, 10.1.6 (except 10.1.6(d)), 10.1.7,
          10.1.8 10.1.9 or 10.1.10 and continuance of such failure described in this clause (c) for 10 Business Days, (except that in the case of a failure with respect to Section 10.1.6 covered by this clause (c) the period shall be 5 Business Days not 10 Business Days) after the earlier to occur of (i) any Lender or the Administrative Agent providing notice of such failure or (ii) any Senior Officer or the Parent or any of its Material Subsidiaries becoming aware of such failure; or (d) failure by any Loan Party to comply with or to perform any other provision of this Agreement or any other Loan Document (and not constituting an Event of Default under any other provision of this
          Section 13) and continuance of such failure described in this clause
          (d) for 30 days after the earlier to occur of (i) any Lender or the Administrative Agent providing notice of such failure or (ii) any Senior Officer or the Parent or any of its Material Subsidiaries becoming aware of such failure.

     2.30 AMENDMENT TO SECTION 15.5. Section 15.5 of the Credit Agreement is hereby amended by deleting the phrase "acting it is" in the third sentence thereof and inserting in lieu thereof the phrase "acting in its".

     2.31 AMENDMENT TO SECTION 15.17. Section 15.17 of the Credit Agreement is hereby amended by amending and restating clause (E) thereof (which clause (E) commences with "(E) THE EXECUTION" and ends with "BY ANY OF THE LENDER PARTIES," to read in its entirety as follows: "(E) THE EXECUTION OR DELIVERY OF THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR ANY OTHER AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY OR THEREBY, THE PERFORMANCE BY THE PARTIES HERETO OF THEIR RESPECTIVE OBLIGATIONS HEREUNDER OR THEREUNDER, THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, THE NON-PERFORMANCE BY ANY CREDIT PARTY OF ITS OBLIGATIONS HEREUNDER OR THEREUNDER, THE ENFORCEMENT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT BY ANY LENDER PARTY, THE MAKING OF ANY LOAN (OR THE USE OR PROPOSED USE OF ANY PROCEEDS OF ANY LOAN), THE ISSUANCE OF ANY LETTER OF CREDIT (OR THE USE OR PROPOSED USE THEREOF) OR ANY DRAWING (OR REQUESTED DRAWING) UNDER ANY LETTER OF CREDIT, OR, IN THE CASE OF THE ADMINISTRATIVE AGENT (AND ANY SUB-AGENT

THEREOF) AND ITS AFFILIATES, OFFICERS, DIRECTORS AND EMPLOYEES, THE ADMINISTRATION OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS,".

     2.32 AMENDMENT TO SECTION 15.21. Section 15.21(a) of the Credit Agreement is hereby amended by deleting the phrase "or any of the Lenders" in the first sentence thereof and inserting in lieu thereof the phrase "or any of the Lenders (or their respective Affiliates)".

     2.33 AMENDMENT TO ANNEX A. Annex A to the Credit Agreement is hereby amended and restated to read in its entirety as set forth in Annex A attached hereto and hereby made a part hereof.

     2.34 AMENDMENT TO EXHIBIT B. Exhibit B to the Credit Agreement is hereby amended and restated to read in its entirety as set forth in Exhibit B attached hereto and hereby made a part hereof.

     2.35 AMENDMENT TO EXHIBIT C. Exhibit C to the Credit Agreement is hereby amended and restated to read in its entirety as set forth in Exhibit C attached hereto and hereby made a part hereof.

     2.36 AMENDMENT TO EXHIBIT E. Exhibit E to the Credit Agreement is hereby amended and restated to read in its entirety as set forth in Exhibit E attached hereto and hereby made a part hereof.

     2.37 AMENDMENT TO EXHIBIT F. Exhibit F to the Credit Agreement is hereby amended and restated to read in its entirety as set forth in Exhibit F attached hereto and hereby made a part hereof.

     2.38 AMENDMENT TO SCHEDULES. The Schedules to the Credit Agreement are hereby amended by deleting Schedule 11.1 to the Credit Agreement and any reference to such Schedule 11.1 in the Credit Agreement is hereby deleted in each instance and any corresponding conforming changes in connection therewith shall be deemed made.

     2.39 FURTHER AMENDMENTS TO CREDIT AGREEMENT. Reference is hereby made to Sections 7.03, Section 7.04 and Section 7.05 of this Amendment and the further modifications of the Credit Agreement (and any other applicable Loan Document) set forth therein; and it is hereby agreed that such modifications are in full force and effect.

                                  ARTICLE III
                                CERTAIN WAIVERS

     3.01 WAIVER. The Required Lenders hereby waive the "Specified Events of Default" (as defined in the Modification and Limited Waiver). The foregoing waivers in this Section 3.01 are limited solely to such "Specified Events of Default" and shall not apply to any other Events of Default or Unmatured Events of Default which may now or hereafter exist. Without limiting the generality of the immediately preceding sentence, the Borrowers (and other Credit Parties) hereby acknowledge and agree that the waivers set forth in the first sentence of this paragraph do not apply to any breach of Sections 11.14.1, 11.14.2 or
11.14.3 of the Credit Agreement other than the breach of Section 11.14.1 for the Computation Periods (as defined in the Credit

Agreement prior to the amendments set forth in this Amendment) ending March 31, 2009 and June 30, 2009, the breach of Section 11.14.2 for the Computation Period ending June 30, 2009, and the breach of Section 11.4.3 as of the last day of the Computation Periods ending March 31, 2009 and June 30, 2009. Each of the Borrowers and the other Credit Parties hereby consents to, and acknowledges the availability of, each and every right and remedy set forth in the Credit Agreement, the Guaranty and Collateral Agreement and the other Loan Documents with respect to any Event of Default other than the Events of Default expressly waived pursuant to the first sentence of this paragraph.

                                   ARTICLE IV
                              CONDITIONS PRECEDENT

     4.01 CONDITIONS TO EFFECTIVENESS. The effectiveness of the amendments set forth in Sections 2.01 - 2.38 and the waiver set forth in Section 3.01 hereof are subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by the Administrative Agent:

          (a) The Administrative Agent shall have received the following documents, each in form and substance satisfactory to the Administrative Agent and its legal counsel:

               (i) this Amendment duly executed by Borrowers and the other Credit Parties and the Lenders constituting at least the Required Lenders;

               (ii) the amended and restated Agent Fee Letter; and

               (iii) such other documents as reasonably requested by the Administrative Agent;

          (b) All corporate (or other organization) proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to the Administrative Agent and its legal counsel;

          (c) Borrowers shall have delivered to the Administrative Agent and the Lenders a "flash report" reporting the consolidated "Currency Adjusted Net Sales" (as defined in the Credit Agreement after giving effect to Amendment No. 5) for the month ending June 30, 2009;

          (d) Borrowers shall have paid all costs and expenses (including reasonable attorneys' fees and disbursements) and fees of the Administrative Agent; and

          (e) Borrowers shall have paid the first installment of the Amendment Fee as set forth in Section 5.01.

                                   ARTICLE V
                               CERTAIN COVENANTS

     5.01 AMENDMENT FEE. In consideration of the Required Lenders entering into this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrowers hereby agree to pay to each Lender who executes and delivers this Amendment on or before the date hereof, an amendment fee equal to such Lender's pro-rata share of the product of
(a) the sum of the aggregate Term Loan Exposures of all Lenders on the date hereof plus the aggregate Revolving Commitments (after giving effect to the reduction of the Revolving Commitments set forth in this Amendment) of all Lenders on the date hereof multiplied by (b) 0.75% (i.e., 75 basis points). This amendment fee shall be fully earned on the date hereof and shall be payable in four (4) equal installment payments, with the first of such payments due on the date hereof and the next three payments respectively due three (3), six (6) and nine (9) months following the date hereof. The phrase "pro-rata share" as used in the immediately preceding sentence shall mean, with respect to any Lender, the percentage obtained by dividing (i) such Lender's aggregate Revolving Commitments (as so reduced) plus such Lender's Term Loan Exposure as of the date hereof by (ii) the aggregate amount of Revolving Commitments (as so reduced) of all Lenders plus the Term Loan Exposures of all Lenders as of the date hereof. Any failure of the Borrowers to pay, when due, any such installments shall constitute an Event of Default under the Credit Agreement. The term "Amendment Fee" as used herein shall mean the aggregate amendment fees owed pursuant to this Section 5.01 to those Lenders who execute and deliver this Amendment.

                                   ARTICLE VI
                                    NO WAIVER

     6.01 NO WAIVER. Other than the waivers set forth in Section 3.01 hereof, nothing contained in this Amendment shall be construed as a waiver by the Administrative Agent or the Lenders of any covenant or provision of the Credit Agreement, the Guaranty and Collateral Agreement, this Amendment, the other Loan Documents, or of any other contract or instrument among the Borrowers and/or the other Credit Parties, as the case may be, and the Administrative Agent and/or the Lenders (and/or their respective Affiliates), as the case may be, and the failure of the Administrative Agent and/or Lenders (and/or their respective Affiliates) at any time or times hereafter to require strict performance by the Borrowers and/or the other Credit Parties of any provision thereof shall not waive, affect or diminish any right of the Administrative Agent and the Lenders (or their respective Affiliates) to thereafter demand strict compliance therewith.

                                  ARTICLE VII
          RATIFICATIONS, REPRESENTATIONS AND WARRANTIES; CONFIRMATIONS

     7.01 RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in Credit Agreement and the other Loan Documents. The terms and provisions of the Credit Agreement and the other Loan Documents, as amended hereby, are ratified and confirmed and shall continue in full force and effect. The Borrowers, the other Credit Parties, the Lenders and the Administrative Agent agree that the Credit Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding obligations of the parties thereto, enforceable against such parties in accordance with their respective terms. Without limiting the generality of the foregoing, the Borrowers and the other Credit Parties hereby confirm and agree that (a) all Liens under the Collateral Documents (as amended) remain in full force and effect (as so amended) and (b) the guaranty obligations and other obligations of the Borrowers and all other Credit Parties under the Guaranty and Collateral Agreement (and other applicable Collateral Documents), as amended, remain in full force and effect (as so amended) and (as set forth in the Guaranty and Collateral Agreement) shall not be impaired or otherwise limited by any waiver or modification set forth in this Amendment (and nothing contained in this Amendment shall, or shall be interpreted to, create a custom, course of dealing or other agreement or arrangement by which the consent or confirmation of any Credit Party to any modification or waiver is required in order to keep any obligations under the Guaranty and Collateral Agreement (and other applicable Collateral Documents) in full force and effect, it being agreed that no such consent or confirmation is necessary or required in order to keep such obligations in full force and effect). Without limiting the generality of the foregoing (or of Section 1.2(e) of the Credit Agreement), it is hereby confirmed and agreed that any reference in the Loan Documents to any Note shall include all amendments, restatements, supplements and other modifications thereto and any Notes issued under Section
15.6.1 of the Credit Agreement and/or other Notes in substitution or replacement of any Note(s). Any breach of any representation, warranty or confirmation set forth in this Amendment by any Borrower or any other Credit Party shall be deemed to constitute an Event of Default under the Credit Agreement.

     7.02 REPRESENTATIONS AND WARRANTIES. Each of the Borrowers and the other Credit Parties hereby represents and warrants to the Administrative Agent and the Lenders that (a) the execution, delivery and performance of this Amendment and any and all Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate (or other applicable organization) action on the part of such Borrower or other Credit Party, as the case may be, and will not violate the charter, by-laws or other organizational documents of such Borrower or other Credit Party; (b) the representations and warranties of such Borrower or other Credit Party, as the case may be, contained in any Loan Document are true and correct in all respects (or if the applicable representation or warranty is not qualified by a materiality qualifier, true and correct in all material respects) on the date hereof and on and as of the date of execution hereof as though made on and as of each such date (except to the extent stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all respects (or if the applicable representation or warranty is not qualified by a materiality qualifier, true and correct in all material respects) as of such earlier date);
(c) after giving effect to the waivers set forth in Section 3.01 hereof, no Event of Default or Unmatured Event of Default under the Credit Agreement has occurred and is continuing; (d) no Specified Permitted Redemption Payment and no Rabbi Trust Permitted Payment, as each of those terms were defined in the Credit Agreement prior to this Amendment, were made from (and including) January 1, 2009 to (and including) the date hereof; and (e) no Credit Party that is party to the Guaranty and Collateral Agreement has changed its legal name since November 21, 2006 except (i) Newco changed its name from Mainsee 430. VV GmbH to Baldwin Germany Holding GmbH, (ii) Oxy-Dry GmbH changed its name from Oxy-Dry Maschinen GmbH to Baldwin Oxy-Dry GmbH and (iii) Baldwin Southeast Asia Corporation changed its name from Oxy-Dry Asia Pacific, Inc.. The Borrowers and the other Credit Parties acknowledge and agree that the unpaid principal of, and accrued and unpaid interest under, each of the Loans as of July 31, 2009 is as set forth below and such sums are justly owed without claim, counterclaim, cross-complaint, offset, defense or other reduction of any kind against the Lenders or the Administrative Agent:

          (a) Parent Revolving Loans borrowed in Dollars: unpaid principal of $12,100,000 and accrued and unpaid interest of $25,759.56 is owed by the Parent.

          (b) Parent Revolving Loans borrowed in Euros: unpaid principal of E0 and accrued and unpaid interest of (euro)0 is owed by the Parent.

          (c) German Revolving Loans borrowed by BGG in Dollars: unpaid principal of $0 and accrued and unpaid interest of $0 is owed by BGG.

          (d) German Revolving Loans borrowed by BGG in Euros: unpaid principal of (euro)1,000,000 and accrued and unpaid interest of (euro)1,260 is owed by BGG.

          (e) German Revolving Loans borrowed by Oxy-Dry GmbH in Dollars: unpaid principal of $0 and accrued and unpaid interest of $0 is owed by Oxy-Dry GmbH.

          (f) German Revolving Loans borrowed by Oxy-Dry GmbH in Euros: unpaid principal of (euro)0 and accrued and unpaid interest of (euro)0 is owed by Oxy-Dry GmbH.

          (g) Term Loans: unpaid principal of (euro)7,364,340.98 and accrued and unpaid interest of (euro)9,279.07 is owed by Newco.

          (h) Parent Letters of Credit issued in Dollars: the portion of the Parent Stated Amount with respect to such Letters of Credit is $382,916.00.

          (i) Parent Letters of Credit issued in Swedish Krona: the portion of the Parent Stated Amount with respect to such Letters of Credit is 5,000,000 Swedish Krona.

          (j) Parent Letters of Credit issued in Euros: the portion of the Parent Stated Amount with respect to such Letters of Credit is (euro)0.

     As of the date hereof, (i) Bank of America, N.A., in its capacity as a Lender, owns fifty percent (50%) of the outstanding Term Loans and outstanding Revolving Loans, (ii) RBS Citizens N.A. as Lender owns thirty percent (30%) of the outstanding Term Loans and outstanding Revolving Loans and (iii) Webster Bank, National Association as Lender owns twenty percent (20%) of the outstanding Term Loans and Revolving Loans.

     7.03 CONFIRMATIONS (GERMAN MASTER CREDIT CONTRACT). Reference is made to Amendment No. 2 and to the Amendment No. 1 to Guaranty and Collateral Agreement. Borrowers hereby confirm, represent and warrant that the Master Credit Contract referred to in Amendment No. 2 and the Amendment No. 1 to Guaranty and Collateral Agreement has been terminated and that all obligations of any Borrower thereunder to the "German Bank" (as defined in Amendment No. 2) have been paid and satisfied in full other than with respect to guaranty obligations of Borrowers' customer contracts in an amount not to exceed $630,000 in the aggregate as of June 30, 2009 (the "Existing German Bank Guaranty Obligations") which such Existing German Bank Guaranty Obligations have been cash collateralized (by the pledge of cash deposits) in an amount equal thereto. Borrowers further confirm, agree and covenant that the Existing German Bank Guaranty Obligations outstanding from time to time shall "count" towards the $1,000,000 limitation set forth in Section 11.1(i) of the Credit Agreement, as amended. As set forth in Amendment No. 2, the Existing German Bank Guaranty Obligations shall (as shall any other bank guaranties permitted under Section 11.1(i) of the Credit Agreement, as amended) be deemed part of Debt (and Total
Debt). This Section 7.03 and Section 11.1(i) of the Credit Agreement, as amended, supersede any inconsistent provision in Amendment No. 1 to Guaranty and Collateral Agreement with respect to the Existing German Bank Guaranty Obligations. Borrowers further understand and agree that the only Debt permitted under Section 11.1(i) of the Credit Agreement (and by this Section 7.03) are the bank guaranties described therein and that no Borrower (including any German Borrower) may enter into any other master credit contract for any other purpose without the consent of the Required Lenders (which consent may be granted in their sole discretion).

     7.04 CONFIRMATIONS (SWEDISH LETTER OF CREDIT). Reference is made to the Modification and Limited Waiver. It is hereby confirmed that the Parent had previously requested, and the Issuing Lender has issued, a Parent Letter of Credit in the amount of 5,000,000 Swedish Krona (LaSalle Bank National Association letter of credit #S605274 and Bank of America, N.A. letter of credit #68030846) (as same may be renewed, extended or otherwise modified from time to time, the "Swedish Letter of Credit" which term shall also include any letter(s) of credit (if any) issued (in Swedish Krona) by the Issuing Lender in substitution or replacement thereof or of any such substitute or replacement letter(s) of credit). It is acknowledged and agreed that the Swedish Letter of Credit is one of the Parent Letters of Credit and that the terms and provisions of the Credit Agreement as amended, restated, supplemented or otherwise modified from time to time (including without limitation Sections 2.1.5 and 2.3 of the Credit Agreement) and the other Loan Documents shall apply to the Swedish Letter of Credit. The term "Euros" as used in the Credit Agreement (and any other applicable Loan Document), as amended, restated, supplemented or otherwise modified from time to time, shall be deemed to mean "Swedish Krona" in connection with the Swedish Letter of Credit. Without limiting the generality of the immediately preceding sentence, the Dollar Equivalent of the Stated Amount of the Swedish Letter of Credit shall be the equivalent amount thereof in Dollars as determined by the Administrative Agent or the Issuing Lender, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of Dollars with Swedish Krona.

     7.05 CONFIRMATIONS (NETHERLANDS PLEDGE AGREEMENTS). Reference is hereby made to Amendment No. 1 to Guaranty and Collateral Agreement the terms and provisions of which are hereby confirmed in all respects. Without limiting the generality of the immediately preceding sentence, it is hereby confirmed and agreed that if any Netherlands Pledge Agreement provides for a lien priority (as it relates to securing the applicable secured obligations thereunder) that would, if not for this Section 7.05 (or Section 5.03 of Amendment No. 1 to Guaranty and Collateral Agreement), result in an application of the proceeds of the collateral or security under such Netherlands Pledge Agreements that would be different than the order of priority set forth in Section 6.6 of the Guaranty and Collateral Agreement (as amended), then the parties shall take such actions (including the applicable Lender(s) purchasing participation interests) so that such order of priority under such Section 6.6 of the Guaranty and Collateral Agreement is, in effect, preserved.

                                  ARTICLE VIII
                            MISCELLANEOUS PROVISIONS

     8.01 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in the Credit Agreement or the Guaranty and Collateral Agreement or any other Loan Documents or under or in connection with this Amendment, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents.

     8.02 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     8.03 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of the Administrative Agent, the Lenders, the Borrowers and the other Credit Parties and their respective successors and assigns, except that no Borrower or Credit Party may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent. It is acknowledged and agreed that Bank of America, N.A., has, as successor by merger to LaSalle Bank National Association, succeeded to all of the respective rights and duties of LaSalle Bank National Association as a Lender (including without limitation as the Issuing Lender), and the Administrative Agent under the Loan Documents.

     8.04 CERTAIN COSTS AND EXPENSES. Without in any way limiting the generality of Sections 10.2 or 15.5 of the Credit Agreement, the Parent acknowledges and agrees that it shall (i) promptly pay the reasonable fees and disbursements of all legal counsel retained by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment or any future waiver or modification (or proposed modification or waiver whether or not consummated), if any, of any Loan Document(s) (provided that Borrower shall not have to pay the allocable costs of internal legal services of the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment provided it is understood and agreed that this parenthetical phrase shall not, and shall not be interpreted to, limit the right of the Administrative Agent or any Lender to receive the allocable costs of internal legal services with respect to agreements or matters other than the preparation, negotiation, execution and delivery of this Amendment) and (ii) pay all fees of Capstone (as defined in the Modification and Limited Waiver) required to be paid in the Modification and Limited Waiver. The Borrowers and other Credit Parties hereby agree that all findings and conclusions and other work product of Capstone shall be protected by the attorney-client privilege and shall not be subject to review or discovery by the Borrowers or any other Credit Party.

     8.05 COUNTERPARTS. This Amendment may be executed and delivered by facsimile, portable document format (".pdf"), Tagged Image File Format (".TIFF") or other electronic means of delivery and in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     8.06 PRELIMINARY STATEMENTS. The Preliminary Statements set forth in this Amendment are accurate and shall form a substantive part of the agreement of the parties hereto.

     8.07 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     8.08 RELATIONSHIP. The relationship between the Borrowers and other Credit Parties on the one hand and the Lenders and the Administrative Agent on the other hand shall be solely that of borrowers and guarantors, on the one hand, and lender on the other. Neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to any Borrower or other Credit Party arising out of or in connection with this Amendment or any of the other Loan Documents, and the relationship between the Borrowers and other Credit Parties, on the one hand, and the Administrative Agent and the Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor. The Borrowers and other Credit Parties acknowledge that they have been advised by counsel in the negotiation, execution and delivery of this Amendment and the other Loan Documents. No joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby or by the other Loan Documents among the Lenders or among the Borrowers (and other Credit Parties) and the Lenders.

     8.09 TIME IS OF THE ESSENCE. The parties hereto (i) have agreed specifically with regard to the times for performance set forth herein and in the other Loan Documents and (ii) acknowledge and agree such times are material to this Amendment and the other Loan Documents. Therefore, time is of the essence with respect to this Agreement and the other Loan Documents.

     8.10 JURY TRIAL; INDEMNIFICATION. Without limiting the generality of Sections 15.17, 15.18, 15.19 and 15.20 of the Credit Agreement, it is hereby agreed that the terms and provisions of such Sections shall apply to this Amendment and any transaction or matter contemplated by, in connection with or arising out of this Amendment.

     8.11 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED PURSUANT HERETO (EXCEPT AS EXPRESSLY SET FORTH IN ANY SUCH AGREEMENT) SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

     8.12 FINAL AGREEMENT. THE CREDIT AGREEMENT (AS AMENDED HEREBY) AND THE OTHER LOAN DOCUMENTS REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE CREDIT AGREEMENT (AS AMENDED HEREBY) AND THE OTHER LOAN DOCUMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING PROVISIONS, THE BORROWERS AND THE OTHER CREDIT

PARTIES ACKNOWLEDGE AND AGREE THAT NEITHER ANY LENDER NOR THE ADMINISTRATIVE AGENT HAS MADE ANY PROMISES OR ASSURANCES WITH RESPECT TO, AND THE BORROWERS AND OTHER CREDIT PARTIES ACKNOWLEDGE AND AGREE THAT THERE IS NO ORAL AGREEMENT WITH RESPECT TO, ANY FUTURE AMENDMENT, WAIVER OR OTHER MODIFICATION OF THE LOAN DOCUMENTS OR ANY RESTRUCTURING OR WORKOUT THEREOF OR WITH RESPECT THERETO. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY THE BORROWERS AND THE REQUIRED LENDERS AND (WITH RESPECT TO MATTERS AFFECTING THE ADMINISTRATIVE AGENT) THE ADMINISTRATIVE AGENT AND (WITH RESPECT TO MATTERS AFFECTING THE ISSUING LENDER) THE ISSUING LENDER.

     8.13 RELEASE. EACH OF THE BORROWERS AND THE OTHER CREDIT PARTIES HEREBY ACKNOWLEDGES THAT, AS OF THE DATE HEREOF, IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED (A) TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS APPLICABLE LIABILITIES UNDER ANY LOAN DOCUMENT, ANY BANK PRODUCT AGREEMENT OR ANY HEDGING AGREEMENT WITH ANY LENDER, THE ADMINISTRATIVE AGENT OR ANY OF THEIR RESPECTIVE AFFILIATES AND/OR (B) TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM THE ADMINISTRATIVE AGENT OR ANY OF THE LENDERS (OR ANY OF THEIR RESPECTIVE AFFILIATES). EACH OF THE BORROWERS AND THE OTHER CREDIT PARTIES HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES THE ADMINISTRATIVE AGENT AND LENDERS, THEIR PREDECESSORS, AGENTS, AFFILIATES, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH SUCH BORROWER OR OTHER CREDIT PARTY MAY NOW OR HEREAFTER HAVE AGAINST THE ADMINISTRATIVE AGENT, LENDERS, THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING OUT OF OR OTHERWISE IN ANY WAY RELATING IN ANY WAY TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, HEDGING AGREEMENT, BANK PRODUCT AGREEMENT, THE OBLIGATIONS, ANY OTHER TRANSACTION CONTEMPLATED BY ANY OF THE FOREGOING DOCUMENTS, OR ANY ACTION OR OMISSION OF THE ADMINISTRATIVE AGENT OR ANY LENDER UNDER OR OTHERWISE IN ANY WAY RELATING TO ANY OF THE FOREGOING DOCUMENTS. THE BORROWERS AND OTHER CREDIT PARTIES EXPRESSLY WAIVE ANY PROVISION OF STATUTORY OR DECISIONAL LAW TO THE EFFECT THAT A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE RELEASING PARTY(IES) DOES NOT KNOW OR SUSPECT TO EXIST IN SUCH PARTY'S FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH, IF KNOWN

BY SUCH PARTY, MUST OR MIGHT HAVE MATERIALLY AFFECTED SUCH PARTY'S SETTLEMENT WITH THE RELEASED PARTIES. NOTHING CONTAINED IN THIS PARAGRAPH SHALL, OR SHALL BE INTERPRETED TO, IMPAIR ANY RIGHTS OF ANY BORROWER (OR OTHER CREDIT PARTY) WITH RESPECT TO ANY DEPOSIT OR OTHER BANK ACCOUNTS OF SUCH BORROWER OR OTHER CREDIT PARTY (OR ANY OF THEIR RESPECTIVE SUBSIDIARIES) WITH ANY LENDER OR THE ADMINISTRATIVE AGENT.

                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment as of the date first written above.

                                        BALDWIN TECHNOLOGY COMPANY, INC.


                                        By: /s/ Karl S. Puehringer
                                            ------------------------------------
                                        Name: Karl S. Puehringer
                                        Title: President and
                                        Chief Executive Officer


                                        BALDWIN GERMANY HOLDING GMBH


                                        By: /s/ Karl S. Puehringer
                                            ------------------------------------
                                        Name: Karl S. Puehringer
                                        Title: Managing Director


                                        BALDWIN GERMANY GMBH


                                        By: /s/ Karl S. Puehringer
                                            ------------------------------------
                                        Name: Karl S. Puehringer
                                        Title: Managing Director


                                        BALDWIN OXY-DRY GMBH
                                        (formerly known as OXY-DRY MASCHINEN
                                        GMBH)


                                        By: /s/ Karl S. Puehringer
                                            ------------------------------------
                                        Name: Karl S. Puehringer
                                        Title: Managing Director

       [SIGNATURE PAGE TO WAIVER AND AMENDMENT NO 5. TO CREDIT AGREEMENT]

                                        BALDWIN GRAPHIC SYSTEMS, INC.


                                        By: /s/ John P. Jordan
                                            ------------------------------------
                                        Name: John P. Jordan
                                        Title: Vice President and Treasurer


                                        OXY-DRY FOOD BLENDS, INC.


                                        By: /s/ John P. Jordan
                                            ------------------------------------
                                        Name: John P. Jordan
                                        Title: Vice President and Treasurer


                                        OXY-DRY U.K., INC.


                                        By: /s/ John P. Jordan
                                            ------------------------------------
                                        Name: John P. Jordan
                                        Title: Vice President


                                        BALDWIN SOUTHEAST ASIA CORPORATION
                                        (formerly known as Oxy-Dry Asia Pacific,
                                        Inc.)


                                        By: /s/ John P. Jordan
                                            ------------------------------------
                                        Name: John P. Jordan
                                        Title: Vice President


                                        BALDWIN AMERICAS CORPORATION


                                        By: /s/ Karl S. Puehringer
                                            ------------------------------------
                                        Name: Karl S. Puehringer
                                        Title: President


                                        BALDWIN ASIA PACIFIC CORPORATION


                                        By: /s/ Karl S. Puehringer
                                            ------------------------------------
                                        Name: Karl S. Puehringer
                                        Title: President

       [SIGNATURE PAGE TO WAIVER AND AMENDMENT NO 5. TO CREDIT AGREEMENT]

                                        MTC TRADING COMPANY


                                        By: /s/ Karl S. Puehringer
                                            ------------------------------------
                                        Name: Karl S. Puehringer
                                        Title: President


                                        OXY-DRY CORPORATION


                                        By: /s/ John P. Jordan
                                            ------------------------------------
                                        Name: John P. Jordan
                                        Title: Vice President and Treasurer


                                        BALDWIN EUROPE CONSOLIDATED INC.


                                        By: /s/ Karl S. Puehringer
                                            ------------------------------------
                                        Name: Karl S. Puehringer
                                        Title: President


       [SIGNATURE PAGE TO WAIVER AND AMENDMENT NO 5. TO CREDIT AGREEMENT]

                                        BALDWIN ROCKFORD CORPORATION


                                        By: /s/ John P. Jordan
                                            ------------------------------------
                                        Name: John P. Jordan
                                        Title: President and CEO


                                        BALDWIN EUROPE CONSOLIDATED B.V.

                                        By: Baldwin Graphic Equipment BV


                                        By: /s/ John P. Jordan
                                            ------------------------------------
                                        Name(s): John P. Jordan
                                        Title: Managing Director


                                        By: /s/ Jacobus Willems
                                            ------------------------------------
                                        Name(s): Jacobus Willems
                                        Title: Managing Director


                                        BALDWIN GRAPHIC EQUIPMENT B.V.


                                        By: /s/ John P. Jordan
                                            ------------------------------------
                                        Name(s): John P. Jordan
                                        Title: Managing Director


                                        By: /s/ Jacobus Willems
                                            ------------------------------------
                                        Name(s): Jacobus Willems
                                        Title: Managing Director

       [SIGNATURE PAGE TO WAIVER AND AMENDMENT NO 5. TO CREDIT AGREEMENT]

                                        BANK OF AMERICA, N.A., as Administrative
                                        Agent


                                        By: /s/ Roberto Salazar
                                            ------------------------------------
                                        Name: Roberto Salazar
                                        Title: Assistant Vice President


                                        BANK OF AMERICA, N.A., as Lender


                                        By: /s/ Anthony D. Healey
                                            ------------------------------------
                                        Name: Anthony D. Healey
                                        Title: Senior Vice President

       [SIGNATURE PAGE TO WAIVER AND AMENDMENT NO 5. TO CREDIT AGREEMENT]

                                        WEBSTER BANK, NATIONAL ASSOCIATION,
                                        as Lender


                                        By: /s/ E.B. Shelley
                                            ------------------------------------
                                        Name: E.B. Shelley
                                        Title: Senior Vice President

       [SIGNATURE PAGE TO WAIVER AND AMENDMENT NO 5. TO CREDIT AGREEMENT]

                                        RBS CITIZENS N.A., as Lender


                                        By: /s/ Gary Burdick
                                            ------------------------------------
                                        Name: Gary Burdick
                                        Title: Senior Vice President